SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2007

CASCADE BANCORP

(Exact name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	0-23322 (Commission File Number)	93-1034484 (I.R.S. Employer Identification No.)

1100 NW Wall Street

Bend, Oregon 97701

(Address of principal executive offices and zip code)

(541) 385-6205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On September 26, 2007, Patricia L. Moss, President & CEO of Cascade Bancorp and Gregory D. Newton, Executive Vice President/CFO of Cascade Bancorp will be making the following presentation at the RBC Capital Markets Conference in Martha’s Vineyard, Massachusetts.

All of the information in the presentation is furnished (not filed) as Exhibit 99.1 to this Current Report.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibit

Exhibit 99.1 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: 9/25/07 —————————	CASCADE BANCORP By: /s/ Gregory D. Newton —————————————— Gregory D. Newton Executive Vice President/ Chief Financial Officer/Secretary